Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of November 5,2020)

Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on March 2, 2020 as well as the "Explanation of Non-GAAP Financial Measures."

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	YTD 2020
Revenue ($000s)
Total GAAP Revenue	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202	$254,767	$988,136	$276,673	$285,607	$298,149	$860,429
Growth %	32%	34%	33%	21%	30%	16%	13%	13%	12%	14%	18%	17%	17%	17%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	1,213
Total Non-GAAP Revenue	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240	$255,216	$989,004	$277,073	$286,032	$298,537	$861,642
Growth %	31%	33%	33%	21%	29%	16%	13%	13%	12%	13%	18%	17%	17%	17%

GAAP On Demand Revenue	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637	$246,235	$953,576	$268,471	$278,559	$290,239	$837,269
Growth %	32%	34%	33%	21%	30%	17%	14%	14%	13%	14%	19%	18%	18%	18%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	1,213
Non-GAAP On Demand Revenue	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675	$246,684	$954,444	$268,871	$278,984	$290,627	$838,482
Growth %	32%	33%	33%	21%	29%	17%	14%	14%	13%	14%	19%	19%	18%	18%

Professional and Other	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565	$8,532	$34,560	$8,202	$7,048	$7,910	$23,160

Expenses ($000s)
Cost of Revenue
GAAP View	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783	$101,027	$385,712	$108,910	$110,713	$111,497	$331,120
Stock-based expense	$(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)	(1,401)	(5,604)	(2,010)	(2,257)	(1,754)	(6,021)
Organizational realignment	-	-	-	-	-	-	-	(125)	(16)	(141)	(198)	(255)	-	(453)
Asset impairment	-	-	-	-	-	-	-	-	(1,618)	(1,618)	-	-	-	-
Non-GAAP View	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233	$97,992	$378,349	$106,702	$108,201	$109,743	$324,646
Depreciation	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)	(3,970)	(15,665)	(3,780)	(3,830)	(4,003)	(11,613)
Adjusted EBITDA View	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226	$94,022	$362,684	$102,922	$104,371	$105,740	$313,033

Product Development
GAAP View	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866	$26,308	$112,222	$31,548	$31,433	$34,066	$97,047
Stock-based expense	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)	(1,715)	(8,159)	(1,937)	(1,629)	(2,893)	(6,459)
Organizational realignment	-	-	-	-	-	-	-	(316)	(84)	(400)	(233)	(465)	-	(698)
Non-GAAP View	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602	$24,509	$103,663	$29,378	$29,339	$31,173	$89,890
Depreciation	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)	(1,527)	(6,350)	(1,512)	(1,566)	(1,731)	(4,809)
Adjusted EBITDA View	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062	$22,982	$97,313	$27,866	$27,773	$29,442	$85,081

Sales & Marketing
GAAP View	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906	$48,113	$193,962	$54,657	$49,424	$55,563	$159,644
Stock-based expense	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)	(5,887)	(23,978)	(5,888)	(2,296)	(5,658)	(13,842)
Organizational realignment	-	-	-	-	-	-	-	(108)	(62)	(170)	(611)	(278)	-	(889)
Asset impairment	-	-	-	(2,720)	(2,720)	-	-	-	(363)	(363)	-	-	-	-
Non-GAAP View	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440	$41,801	$169,451	$48,158	$46,850	$49,905	$144,913
Depreciation	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)	(1,572)	(6,217)	(1,619)	(1,670)	(1,869)	(5,158)
Adjusted EBITDA View	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867	$40,229	$163,234	$46,539	$45,180	$48,036	$139,755

General & Administrative
GAAP View	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249	$35,354	$123,056	$40,528	$42,399	$37,909	$120,836
Stock-based expense	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)	(6,284)	(24,822)	(6,366)	(6,149)	(5,512)	(18,027)
Asset impairment and gain (loss) on disposal of assets	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10	(296)	(555)	(12)	-	-	(12)
Loss due to cyber incident, net of recoveries	-	-	-	(4,952)	(4,952)	-	-	-	-	-	-	-	-	-
Acquisition-related income (expense)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)	(3,594)	(4,754)	(3,724)	(3,137)	(1,682)	(8,543)
Organizational realignment	-	-	-	-	-	-	-	(135)	(687)	(822)	(169)	(222)	-	(391)
Regulatory and legal matters	-	-	(78)	-	(78)	-	(352)	(215)	(898)	(1,465)	(359)	(2,150)	-	(2,509)
Non-GAAP View	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387	$23,595	$90,638	$29,898	$30,741	$30,715	$91,354
Depreciation	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)	(1,424)	(5,957)	(1,460)	(1,500)	(1,602)	(4,562)
Other (income) expense	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)	(354)	(594)	(170)	(437)	38	(569)
Adjusted EBITDA View	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972	$21,817	$84,087	$28,268	$28,804	$29,151	$86,223

Profitability ($000s)
GAAP Net Income (Loss)	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704	$20,169	$58,208	$5,605	$11,301	$16,341	$33,247
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	1,213
Depreciation, asset impairment, and loss on disposal of assets	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498	10,769	36,724	8,383	8,566	9,205	26,154
Amortization of product technologies and intangible assets	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759	20,353	80,764	25,191	25,778	25,442	76,411
Loss due to cyber incident, net of recoveries	-	-	-	4,952	4,952	-	-	-	-	-	-	-	-	-
Gain on change in fair value of equity investment	-	-	-	-	-	(2,600)	-	-	-	(2,600)	-	-	-	-
Acquisition-related expense (income)	1,007	1,168	519	(257)	2,437	29	376	755	3,594	4,754	3,724	3,137	1,682	8,543
Regulatory and legal matters	-	-	78	-	78	-	352	215	898	1,465	359	2,150	-	2,509
Interest expense, net	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791	9,443	35,056	12,905	13,129	13,267	39,301
Income tax (benefit) expense	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171	(5,646)	2,350	(2,501)	1,867	4,026	3,392
Organizational realignment	-	-	-	-	-	-	-	684	849	1,533	1,211	1,220	-	2,431
Stock-based expense	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498	15,287	62,563	16,201	12,331	15,817	44,349
Adjusted EBITDA	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113	$76,165	$281,685	$71,478	$79,904	$86,168	$237,550

Non-GAAP On Demand Revenue Detail ($000s)
Property Management	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591	$52,633	$206,144	$62,433	$60,245	$63,602	$186,280
% of Total	24%	22%	22%	22%	22%	22%	22%	21%	21%	22%	23%	22%	22%	22%
Growth %	12%	12%	12%	11%	12%	10%	10%	11%	10%	10%	25%	18%	21%	21%

Resident Services	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315	$112,747	$421,075	$119,086	$129,167	$135,694	$383,947
% of Total	40%	41%	44%	43%	42%	43%	43%	45%	46%	44%	44%	46%	47%	46%
Growth %	27%	32%	33%	24%	29%	25%	19%	17%	20%	20%	23%	28%	23%	25%

Leasing and Marketing	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761	$42,792	$179,853	$46,790	$47,846	$49,945	$144,581
% of Total	20%	21%	19%	19%	20%	19%	20%	19%	17%	19%	18%	17%	17%	17%
Growth %	42%	46%	44%	14%	35%	13%	9%	8%	0%	7%	5%	2%	9%	5%

Asset Optimization	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008	$38,512	$147,372	$40,562	$41,726	$41,386	$123,674
% of Total	16%	16%	15%	16%	16%	16%	15%	15%	16%	15%	15%	15%	14%	15%
Growth %	78%	61%	59%	42%	59%	12%	12%	15%	12%	13%	14%	15%	12%	14%

Non-GAAP On Demand Revenue Detail ($000s)
Subscription	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536	$222,988	$850,676	$240,589	$249,444	$258,507	$748,540
% of Total	88%	86%	88%	90%	88%	89%	88%	89%	90%	89%	89%	89%	89%	89%
Growth %	26%	27%	24%	24%	25%	19%	16%	15%	13%	16%	19%	20%	18%	19%

Transactional	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139	$23,696	$103,768	$28,282	$29,540	$32,120	$89,942
% of Total	12%	14%	12%	10%	12%	11%	12%	11%	10%	11%	11%	11%	11%	11%
Growth %	90%	97%	172%	2%	72%	4%	1%	3%	6%	3%	14%	5%	18%	12%

Annual Contract Value ($000s) (1)
Non-GAAP On Demand Annual Customer Value	$779,446	$837,897	$886,747	$876,637	$912,060	$942,436	$990,800	$1,039,588	$1,085,034	$1,118,074	$1,176,751
Growth %	31%	29%	25%	17%	17%	12%	12%	19%	19%	19%	19%
Enterprise	$283,623	$289,188	$308,310	$297,786	$307,130	$312,650	$344,305	$348,477	$350,115	$352,109	$366,484
Growth %	37%	25%	19%	9%	8%	8%	12%	17%	14%	13%	6%
Corporate	$248,052	$267,557	$288,407	$300,322	$309,545	$315,602	$322,506	$328,197	$327,570	$342,107	$365,609
Growth %	29%	25%	29%	29%	25%	18%	12%	9%	6%	8%	13%
SMB	$247,771	$281,153	$290,030	$278,529	$295,386	$314,184	$323,989	$362,913	$407,349	$423,858	$444,657
Growth %	26%	38%	29%	14%	19%	12%	12%	30%	38%	35%	37%

Unit Trend (000s)
On Demand Units - Ending	13,173	15,531	16,073	16,219	16,401	16,505	16,779	18,475	18,808	18,880	19,502

Average Unit Renewal Rate
Average Renewal Rate (trailing 8 quarters)	96.2%	96.4%	96.6%	96.9%	97.1%	97.3%	97.3%	97.1%	96.9%	96.7%	96.6%

RPU
Non-GAAP On Demand RPU (whole $)	$59.17	$53.95	$55.17	$54.05	$55.61	$57.10	$59.05	$56.27	$57.69	$59.22	$60.34

Non-GAAP on Demand RPU excluding HOA (whole $)	$59.17	$60.23	$61.83	$60.42	$62.00	$64.26	$66.12	$62.81	$64.42	$65.87	$67.15

Top ACV / RPU
Top 100 ACV ($000s)	$319,642	$336,943	$359,144	$366,111	$370,092	$378,566	$399,613	$405,617	$412,794	$415,474	$429,459

Top 100 ACV RPU	$85.64	$69.48	$68.61	$68.24	$68.96	$70.71	$70.38	$71.85	$71.86	$73.88	$76.41

Top 50 RPU Clients RPU	$201.45	$212.30	$222.23	$225.31	$230.29	$228.00	$247.16	$242.35	$243.78	$244.21	$248.00

Headcount
Total Ending RP Headcount	5,664	5,958	6,149	6,267	6,330	6,539	6,736	7,085	7,287	7,433	7,499

Total International Headcount (included above)	2,454	2,558	2,618	2,686	2,773	2,925	3,110	3,195	3,312	3,435	3,501
% International Headcount	43%	43%	43%	43%	44%	45%	46%	45%	45%	46%	47%

Industry Data (2)
Occupancy	95.0%	95.4%	95.8%	95.4%	95.2%	95.9%	96.3%	95.8%	95.6%	95.3%	95.7%

Resident Retention at Lease Expiration	52.7%	52.3%	52.1%	51.9%	53.9%	53.5%	53.0%	52.4%	54.6%	57.3%	53.5%

Annual Change in Effective Rents	2.6%	2.5%	3.0%	3.3%	3.3%	3.1%	3.0%	2.9%	2.9%	-0.2%	-1.3%

Ongoing Construction (thousands of units)	569	578	582	595	622	633	649	665	673	653	592

Annual Completions (TTM) (thousands of units)	310	307	298	290	278	275	275	282	294	302	324

(1) Enterprise segment includes those customers with greater than 20,000 units under management, Corporate includes those customers with between 5,000 and 20,000 units under management, and SMB those customers with less than 5,000 units under management and HOA

(2) Based on RealPage data research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.